UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 4, 2018, PHH Corporation (the “Company”) completed its previously announced merger (the “Merger”) with POMS Corp (“Merger Sub”), a wholly owned subsidiary of Ocwen Financial Corporation (“Ocwen”), pursuant to that certain Agreement and Plan of Merger, dated as of February 27, 2018, by and among the Company, Merger Sub and Ocwen (the “Merger Agreement”). The Company was the surviving corporation in the Merger and, as a result of the Merger, has become a wholly-owned subsidiary of Ocwen.  The Company’s 7.375% Senior Notes due 2019 and 6.375% Senior Notes due 2021 (collectively, the “Senior Notes”) remain outstanding after the completion of the Merger.

The descriptions of the Merger Agreement and the transactions contemplated thereby contained in this Current Report on Form 8-K does not purport to be complete and are qualified in their entirety by the full and complete text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 27, 2018 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 4, 2018, the Company notified The New York Stock Exchange (“NYSE”) that the Merger was consummated, and on the same day trading of the Company’s common stock on the NYSE was suspended.  In addition, on October 4, 2018, the Company requested that the NYSE file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Company’s common stock from the NYSE.

The Company intends to file a certification on Form 15 with the SEC requesting that the Company’s reporting obligations with respect to its common stock under Sections 13 and 15(d) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) be suspended.  In addition, the Company intends to file a certification on Form 15 with the SEC requesting that the Company’s reporting obligations with respect to the Senior Notes under Section 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modifications to Rights of Security Holders.

On October 4, 2018, as a result of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares owned by Ocwen or Merger Sub (excluding shares held by Ocwen and Merger Sub in mutual funds and the like or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties)) was cancelled and automatically converted into the right to receive $11.00 in cash, without interest (the “Merger Consideration”).  Holders of the Company’s common stock that was issued and outstanding prior to the Effective Time ceased to have any rights with respect to such securities (other than their right to receive the merger consideration, as applicable), nor do they have any interest in the Company’s future earnings or growth.

At the Effective Time, each outstanding time-based restricted stock unit and performance-based restricted stock unit became vested and was cancelled in exchange for the right of the holder thereof to receive the Merger Consideration in respect of each share of PHH common stock subject to such award (in the case of performance-based restricted stock units, if any shares of PHH common stock were earned under such award based on the actual performance of the Company through immediately prior to the Effective Time). All of the outstanding stock options were cancelled at the Effective Time without any consideration or payment.  The information set forth under Items 2.01 and Item 3.01 are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly-owned subsidiary of Ocwen.

The total amount of funds used to complete the Merger and related transactions and pay related fees and expenses was approximately $360 million, which was funded through a combination of the Company’s cash on hand and Ocwen’s cash on hand.

The information set forth under Items 2.01 and 5.02 are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the Effective Time, with the exception of Mr. Robert B. Crowl, who will remain as the Chief Executive Officer of the Company, all of the directors and executive officers of the Company immediately prior to the Effective Time ceased serving as directors and executive officers of the Company, and the directors and executive officers of Merger Sub immediately prior to the Effective Time became the directors and executive officers of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the articles of incorporation of the Company was amended and the bylaws of the Company was amended and restated in its entirety.  The Articles of Amendment (attached as Schedule A to the Articles of Merger) and the amended and restated bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated February 27, 2018 by and among Ocwen Financial Corporation, POMS Corp and PHH Corporation.*

3.1	Articles of Amendment of PHH Corporation, attached as Schedule A to the Articles of Merger.

3.2	Second Amended and Restated By-Laws of PHH Corporation.

*          Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 27, 2018.

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated February 27, 2018 by and among Ocwen Financial Corporation, POMS Corp and PHH Corporation.*

3.1	Articles of Amendment of PHH Corporation, attached as Schedule A to the Articles of Merger.

3.2	Second Amended and Restated By-Laws of PHH Corporation.

*          Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/Robert B. Crowl
Name:	Robert B. Crowl
Title:	Chief Executive Officer

Dated: October 4, 2018